SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ~

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~	Preliminary Proxy Statement	~	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

~	Definitive Additional Materials

~	Soliciting Material Under Rule 14a-12

ViryaNet Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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~	Fee paid previously with preliminary materials.

~	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VIRYANET LTD.

NOTICE OF A SPECIAL SHAREHOLDERS MEETING

TO BE HELD ON JULY 29, 2004, AT 10:00 A.M., EASTERN DAYLIGHT TIME, AT

THE OFFICES OF VIRYANET, INC.

Dear Shareholders:

Notice is hereby given of a special Shareholders Meeting (the “Meeting”) of ViryaNet Ltd. (the “Company”) to be held on July 29, 2004, at 10:00 a.m., eastern daylight time, at the principal executive offices of ViryaNet, Inc., located at 2 Willow Street, Southborough, Massachusetts, for the purposes of considering and acting on the following matter:

(i) To approve an amendment to the Company’s Articles of Association by increasing the authorized share capital of the Company by 4,500,000 Ordinary Shares (from 6,500,000 Ordinary Shares to 11,000,000 Ordinary Shares).

Please see the attached Proxy Statement for further details regarding the foregoing. Whether or not you plan to attend the Meeting, it is important that your shares are represented. Accordingly, please mark, sign and date the enclosed proxy card and return it in the accompanying envelope.

Sincerely yours,

Winfried A. Burke

President and Chief Executive Officer

July 8, 2004

VIRYANET LTD.

8 HaMarpe St., Har Hotzvim

P.O. Box 45041

Jerusalem 91450

Israel

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 29, 2004

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of ViryaNet Ltd. (“ViryaNet” or the “Company”) of proxies in the form enclosed to be voted at a special General Meeting of the shareholders of the Company (the “Meeting”), or at any postponement or adjournment thereof, pursuant to the accompanying Notice of a special General Meeting of shareholders of the Company. The Meeting will be held on July 29, 2004, at 10:00 a.m., eastern daylight time, at the offices of ViryaNet, Inc., 2 Willow Street, Southborough, Massachusetts. The Company’s mailing address in the United States is ViryaNet, Inc., 2 Willow Street, Southborough, Massachusetts, 01745, and its telephone numbers are (972)-2-584-1000 in Israel, and (508) 490-8600 in the United States.

As of July 2, 2004 (the “Record Date”), the Company had 4,514,907 ordinary shares, par value New Israeli Shekel 1.0 per share (“Ordinary Shares”) outstanding. Each Ordinary Share entitles the holder thereof to one vote with respect to each of the matters submitted to the shareholders at the Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any postponements or adjustments thereto.

It is proposed that at the Meeting, the following ordinary resolution be adopted:

(i) To approve an amendment to the Company’s Articles of Association by increasing the authorized share capital of the Company by 4,500,000 Ordinary Shares (from 6,500,000 Ordinary Shares to 11,000,000 Ordinary Shares).

At the Meeting, the Board of Directors will propose for shareholder approval by ordinary resolution the matter being considered at the Meeting. An ordinary resolution shall be deemed adopted if approved by a majority of the votes cast at the Meeting in person or by proxy and

Any shareholder who executes and delivers a proxy may revoke it at any time before the effective exercise thereof by delivery to the Company at its United States mailing address listed above or its transfer agent, at least twenty-four (24) hours before the commencement of the Meeting or adjourned Meeting, of either a written notice of revocation or a duly executed proxy bearing a later date. Any shareholder who has executed a proxy but is present at the meeting, and also wishes to vote in person, may do so by revoking their proxy. Each form of proxy which is properly executed and returned to the Company prior to the meeting will be voted in the manner instructed by the shareholder executing it or, if no instructions are given, will be voted in favor of all of the matters to be presented at the Meeting, as described herein. In addition, the shares will be voted with respect to any other proposals in accordance with the recommendations of the Board of Directors. Subject to the provisions of the Company’s Articles of Association, all proxies must be received by the Company’s transfer agent or at the Company’s United States mailing address listed above at least 24 hours prior to the Meeting to be validly included in the tally of Ordinary Shares voted at the Meeting.

It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about July 8, 2004. In addition to solicitation by mail, certain officers, directors, employees and agents of the Company may solicit proxies by telephone, telegram, telecopier or other personal contact. None of the officers, directors, employees or agents involved in any solicitation will receive additional compensation for such solicitation. The Company will bear the costs of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of Ordinary Shares.

The presence in person, or by proxy, or as deemed by the Companies Law to be present of two (2) or more shareholders of the Company, holding, in the aggregate, at least thirty-three and one-third percent (33 1/3%) of the Ordinary Shares entitled to vote at the Meeting will constitute a quorum at the Meeting. If a quorum is not present at the scheduled time and date of the Meeting, the Meeting shall be either (i) adjourned to the same day of the week in the next following week at the same scheduled place and time of day as the adjourned meeting, unless such day shall fall on a public holiday either in Israel or the United States, in which case the meeting will be adjourned to the first day, not being a Friday, Saturday or Sunday, which follows such public holiday; or (ii) adjourned to any other day, hour and/or place as the Board of Directors shall notify the shareholders. If a quorum is not present at the second meeting within half an hour from the appointed start time of the meeting, any two shareholders present or by proxy or any other valid instrument shall constitute a quorum, and shall be entitled to deliberate and to resolve the matters for which the Meeting was convened.

If the accompanying proxy card is properly signed and returned to the transfer agent or the Company at its United States mailing address and not revoked, it will be voted in accordance with the instructions contained therein. Votes withheld, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting will not be counted as votes cast on such matters. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

ITEM 1

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF

ASSOCIATION BY INCREASING THE COMPANY’S

AUTHORIZED SHARE CAPITAL

The Company’s success may depend on its ability to raise additional funding or to contemplate making acquisitions in consideration for issuance of additional Ordinary Shares of the Company. Under the Articles of Association of the Company, the Company’s authorized share capital is 6,500,000 NIS, consisting of 6,500,000 Ordinary Shares of the Company of 1.0 NIS par value per share (each, an “Ordinary Share”). As of the date of this Proxy Statement, the Company’s issued share capital (without taking into effect any options, warrants and other convertible securities) is 4,514,907.

The Board of Directors recommends that the (i) Company’s authorized share capital shall be increased by 4,500,000 NIS (consisting of 4,500,000 Ordinary Shares), from 6,500,000 NIS to 11,000,000 NIS, and (ii) that the Company’s Articles of Association are amended such that Section 4 of the Articles of Association shall read as follows:

“4. The share capital of the Company shall consist of NIS 11,000,000 consisting of 11,000,000 Ordinary Shares (the “Ordinary Shares”), each having a nominal value of NIS 1.0. The powers, preferences, rights, restrictions, and other matters relating to the Ordinary Shares are as set forth in the following Articles. Warrants and options shall not be considered as shares for purposes of these Articles. The Ordinary Shares all rank pari passu in all respects except as set forth in the warrant itself”.

The Board of Directors will present the following ordinary resolution at the Meeting:

“RESOLVED, that following the approval and recommendation by the Board of Directors of the Company, and in compliance with the requirements of the Companies Law, the Company’s Articles of Association be amended and that the authorized share capital shall be increased as set forth in Item 1 of the Proxy Statement of the Company dated July 8, 2004”

The Board of Directors recommends a vote FOR the amendment of the Articles of Association by increasing the authorized share capital of the Company.

OTHER BUSINESS

Management of the Company knows of no other business to be transacted at the Meeting; but, if any other matters are properly presented to the Meeting, the persons named in the enclosed form of proxy will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

Winfried A. Burke President and Chief Executive Officer

July 8, 2004

PROXY	PROXY

VIRYANET LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

VIRYANET LTD. FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 29, 2004

The undersigned, a holder of ordinary shares, par value NIS 1.0 per share (“Ordinary Shares”), of ViryaNet Ltd. (“ViryaNet” or the “Company”), acting with respect to all Ordinary Shares held by the undersigned, hereby appoints Mr. Samuel I. HaCohen and Mr. Winfried A. Burke, and each of them, as proxies for the undersigned, with full power of substitution, to vote all Ordinary Shares that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Special General Meeting of Shareholders (the “Meeting”) of ViryaNet to be held on July 29, 2004, at 10:00 a.m. eastern daylight time, at the principal executive offices of ViryaNet, Inc. located at 2 Willow Street, Southborough, Massachusetts, and at any adjournments, postponements or rescheduling thereof, on the matters set forth on the reverse side. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments, postponements or rescheduling thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL IN ITEM 1.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE

SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PROXY	PROXY

Please Sign, Date, Detach and Mail in the Envelope Provided As Soon As Possible

A ☒ Please mark

            your votes as in

            this example.

FOR	AGAINST	ABSTAIN

ITEM 1. TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF ASSOCIATION BY INCREASING THE AUTHORIZED SHARE CAPITAL OF THE COMPANY BY 4,500,000 ORDINARY SHARES (FROM 6,500,000 ORDINARY SHARES TO 11,000,000 ORDINARY SHARES).

☐	☐	☐

The undersigned acknowledges receipt of the Notice of Special General Meeting of Shareholders and
accompanying Proxy Statement.

Signature of Shareholder(s) _____________________ ______________________Dated ___________ ,2004

Note: Please date and sign exactly as the name appears. When signing as attorney, trustee, executor, administrator, guardian, corporate officer, etc., please give full title. If more than one trustee, all should sign. Joint owners must each sign.	I plan to attend the Meeting	☐	I do not plan to attend	☐